UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2005

EMC CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	1-9853	No. 04-2680009

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

176 South Street, Hopkinton, MA		01748

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 8.01 Other Events

     Attached as Exhibit 100 to this Current Report on Form 8-K are the following materials from EMC Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, filed on April 27, 2005, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at March 31, 2005 and December 31, 2004, (ii) the Consolidated Income Statements for the three months ended March 31, 2005 and 2004, (iii) the Consolidated Statements of Cash Flows for the three months ended March 31, 2005 and 2004 and (iv) the Consolidated Statements of Comprehensive Income for the three months ended March 31, 2005 and 2004. The financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of EMC Corporation. The purpose of submitting these XBRL documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the furnished documents and not rely on this information in making investment decisions.

     The information in this Form 8-K and Exhibit 100 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

100	The following materials from EMC Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, filed on April 27, 2005, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at March 31, 2005 and December 31, 2004, (ii) the Consolidated Income Statements for the three months ended March 31, 2005 and 2004, (iii) the Consolidated Statements of Cash Flows for the three months ended March 31, 2005 and 2004 and (iv) the Consolidated Statements of Comprehensive Income for the three months ended March 31, 2005 and 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION
By:	/s/ William J. Teuber, Jr.
William J. Teuber, Jr.
Executive Vice President and Chief Financial Officer

Date: May 6, 2005

EXHIBIT INDEX

Exhibit No.	Description
100	The following materials from EMC Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2005, filed on April 27, 2005, formatted in XBRL (Extensible Business Reporting Language): (i) the Consolidated Balance Sheets at March 31, 2005 and December 31, 2004, (ii) the Consolidated Income Statements for the three months ended March 31, 2005 and 2004, (iii) the Consolidated Statements of Cash Flows for the three months ended March 31, 2005 and 2004 and (iv) the Consolidated Statements of Comprehensive Income for the three months ended March 31, 2005 and 2004.